Exhibit 99.1

CONFIDENTIAL

Update Materials

November 2008

Forward-Looking Statements

This presentation contains “forward-looking statements,” within the meaning of the federal securities laws, that involve risks and uncertainties. All statements herein that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including the Company’s estimates of financial performance, and such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events are generally forward-looking statements.

The Company’s actual results may differ materially from its estimates. Whether actual results, events and developments will conform to the Company’s expectations is subject to a number of risks and uncertainties and important factors, many of which are beyond the control of the Company. Among the risks and uncertainties which could cause the Company’s actual results to differ from those contemplated by its forward-looking statements are the risks relating to the Company’s ability to refinance its debt; the Company’s high degree of leverage and significant debt service obligations; the Company’s ability to comply with covenant requirements in its agreements with its lenders and in its indentures; actions of rating agencies; industry and general economic conditions; the Company’s ability to realize its expected benefits from cost savings and revenue enhancement initiatives; and the risks and uncertainties contained in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the results, events or developments referenced herein will occur or be realized.

The Largest Publisher of Celebrity and Health & Fitness Magazines

Celebrity Titles 3.4 Million Weekly Paid Circulation 27 Million Weekly Readers Total Revenue $244 million - Operating Income $93 million	Health & Fitness Titles 3.9 Million Monthly Paid Circulation 27.3 Million Monthly Readers Total Revenue $160 million - Operating Income $45 million

14 Websites 3.1 Million Monthly Unique Visitors 28.5 Million Page Views Total Revenue $3 million - Operating Income $1 million	Represents $1.2 Billion in Retail Magazine Sales - 27% of $4.5 million newsstand industry

Source: Circulation– Jan-June 2008 ABC, Readership– MRI Spring 2008, Internet– Google Analytics (past 30 days). Financials represent FY08 Actual.

Ad Pages January - Sept 2008 Benchmarked to Publishing Industry

Total Celebrity Market (8 Titles) Ad Pages (5.7%)	Total Women’s Health & Fitness Market (4 Titles) Ad Pages (4.5%)	Total Men’s Health & Fitness Market (3 Titles) Ad Pages (1.6%)

Among the top ten publishers with more than 5,000 advertising pages, AMI had the second smallest decline after Hearst (5.0%)
for the Jan-Sept 2008 period. Conde Nast (9.1%), Time Inc. (9.3%), Meredith (17.0%), Hachette (8.5%), Bonnier (7.2%).

Source: PIB Ad Pages, Jan-September issues 2008 – celebrity category consists of 8 titles, women’s health 4 titles, men’s health 3 titles

Celebrity Category Newsstand Sales: January - June 2008

COVER PRICES

$3.99	$3.49	$2.99	$2.99	$3.99	$3.49	$3.99

1.5mm/+5.2%	501k/+19.4%	905k/(28.7%)	519k/(30.2%)	869k/(10.5%)	661k/(8.4%)	700k/(3.4%)

Newsstand sales for six months ended June 30, 2008 vs. prior year by percentage. Source: ABC Fas Fax

AMI’s 1st Quarter Revenue Results Benchmarked to Publishing Industry

Percent Revenue Decline vs. Prior Year

Based on AMI’s Q1 results vs. Time Warner Q2 (ended 6/30/08), Playboy Q2 (ended 6/30/08), Meredith Q4 (ended 7/31/08). Hachette, Hearst and Source results from industry news articles.

Financial Update – Management Action Plan History

Since fiscal year 2007, Revenue and Expense Management Action Plans have been implemented which resulted in increased EBITDA of $10.0 million, $34.9 million and $33.6 million respectively.

$78.5 million in total over a 3 year period.

March 2006 to August 2008 employees have been reduced by 15.0% from 866 to 736 (a reduction of 130) and associated expenses by $6.5 million over the three year period.

Management Action Plans – FY09 Estimate Revenue Enhancements

(In Millions)	Revenue Impact	EBITDA Impact
Cover Price Increases:
Shape to $4.99 from $3.99	$ 0.9	$ 0.9
National Examiner to $3.29 from $2.99	0.5	0.4
Men’s Fitness Double Issue to $5.99 from $4.50	0.2	0.2
Total Cover Price Increase Impact	$ 1.6	$ 1.5

Additional Issues & Special Concepts:
Shape 13th Issue	$ 6.0	$ 1.9
Muscle & Fitness & Flex 13th Issues	4.0	2.2
Star special concept	1.0	0.8
Enquire/Globe/Examiner 53rd Issues	1.3	0.5
Men’s Fitness “bookazine”	0.6	0.2
Star “Young Hollywood” Special	0.7	0.2
Shape “21 Days” Special	0.7	0.3
Country Weekly 27th Issue	0.2	0.1
Total Additional Issues & Special Concepts	$ 14.5	$ 6.3

Total	$ 16.1	$ 7.8

Management Action Plans –FY09 Estimate Costs Reductions

(In Millions)
EBITDA Impact
Staff Related Initiatives	$ 12.7
Manufacturing & Subscription Savings	5.2
Re negotiated Contracts	2.3
Eliminate Corporate Executive Editorial	1.5
All Other	4.2
Total	$ 25.9

AMI Overview

CELEBRITY MARKET

Star Financial Trends & Highlights

(In Millions)	1st Half FY09 (1)
(Unit Sale in Thousands)	FY09	FY08	B/(W)%
Advertising	$ 11.3	$ 14.8	(23.4%)
Newsstand	$ 43.6	$ 41.3	5.6%
Total Operating Expenses	$ 41.4	$ 40.7	(1.6%)
Operating Income	$ 15.7	$ 18.0	(12.8%)
Avg Newsstand Unit Sale	700	737	(5.0%)
Cover Price	$ 3.99	$ 3.49	14.3%

Ad revenue and operating income are below the prior year due to current economic advertising conditions. These items are partially offset by increased newsstand revenue driven by cover price increase.

(1) AMI 1st Half FY09 is the period April 2008 September 2008

National Enquirer Financial Trends & Highlights

(In Millions)	1st Half FY09 (1)
(Unit Sale in Thousands)	FY09	FY08	B/(W)%
Advertising	$ 4.0	$ 5.2	(24.0%)
Newsstand	$ 36.9	$ 37.4	(1.2%)
Total Operating Expenses	$ 23.4	$ 21.9	(6.0%)
Operating Income	$ 20.6	$ 23.1	(10.8%)
Avg Newsstand Unit Sale	674	716	(5.9%)
Cover Price	$ 3.49	$ 3.29	6.1%

Cover price increase of 6% from $3.29 to $3.49 resulted in a 1% decline in newsstand revenue from prior year. (1) AMI 1st Half FY09 is the period April 2008 September 2008

Globe Financial Trends & Highlights

(In Millions)	1st Half FY09 (1)
(Unit Sale in Thousands)	FY09	FY08	B/(W)%
Advertising	$ 1.0	$ 1.1	(9.0%)
Newsstand	$ 18.0	$ 18.7	(3.8%)
Total Operating Expenses	$ 9.2	$ 9.6	4.0%
Operating Income	$ 8.5	$ 9.1	(7.0%)
Avg Newsstand Unit Sale	326	356	(8.4%)
Cover Price	$ 3.49	$ 3.29	6.1%

Cover price increase of 6% from $3.29 to $3.49 resulted in newsstand revenue being 4% lower than prior year due to reduced units sold. (1) AMI 1st Half FY09 is the period April 2008 September 2008

AMI Overview

HEALTH & FITNESS MARKET

Shape Financial Trends & Highlights

(In Millions)	1st Half FY09 (1)
(Unit Sale in Thousands)	FY09	FY08	B/(W)%
Advertising	$ 31.4	$ 35.5	(11.6%)
Newsstand	$ 5.3	$ 6.1	(13.0%)
Total Operating Expenses	$ 26.4	$ 24.6	(7.3%)
Operating Income	$ 11.5	$ 17.8	(35.5%)
Avg Newsstand Unit Sale	311	417	(25.4%)
Cover Price	$ 3.99	$ 3.99	0.0%

•

Ad revenue is below the prior year due to current economic conditions curtailing spending on advertising across all media.

•

Operating expenses are higher in FY09 due to 7 issues in the first half of FY09 vs. 6 in first half FY08.

(1) AMI 1st Half FY09 is the period April 2008 September 2008

Men’s Fitness Financial Trends & Highlights

(In Millions)	1st Half FY09 (1)
(Unit Sale in Thousands)	FY09	FY08	B/(W)%
Advertising	$ 7.5	$ 7.9	(6.2%)
Newsstand	$ 1.6	$ 1.7	(8.4%)
Total Operating Expenses	$ 8.3	$ 7.7	(7.0%)
Operating Income	$ 1.3	$ 2.2	(39.5%)
Avg Newsstand Unit Sale	133	140	(5.0%)
Cover Price	$ 4.50	$ 3.99	12.8%

•

Ad revenue is below prior year due to advertising market conditions in current economy.

•

Operating expenses are higher than prior year due to calendarization of the Ultimate Athlete and Gillette promotional events.

(1) AMI 1st Half FY09 is the period April 2008 September 2008

Muscle & Fitness/Flex Financial Trends & Highlights

(In Millions)	1st Half FY09 (1)
(Unit Sale in Thousands)	FY09	FY08	B/(W)%
Advertising	$ 20.1	$ 16.6	21.7%
Newsstand	$ 5.2	$ 4.9	4.9%
Total Operating Expenses	$ 13.1	$ 11.6	(13.5%)
Operating Income	$ 13.7	$ 11.3	20.5%
Avg Newsstand Unit Sale	NA	NA	NA
Cover Price	$ 6.99	$ 6.99	0.0%

•

Ad revenue is better than prior year due to strength of supplement market.

•

Operating expenses are higher due to 7 issues of M&F in the first half of FY09 vs. 6 in first half FY08 Actual.

(1) AMI 1st Half FY09 is the period April 2008 September 2008

AMI Overview

FINANCIAL RESULTS

Business Update – 1st Half FY09

(In Millions)	1st Half	B/(W) FY08
	FY09	$	%
Total Revenues	$ 247.6	$ (5.4)	(2.1%)

Total Operating Expenses	193.1	2.3	1.2%

Operating Income	$ 54.5	$ (3.2)	(5.5%)
Operating Income Margin	22.0%	0.1 Pts

Variance vs. Prior Year

•

Revenues are unfavorable primarily due to advertising revenue softness in the current economy.

•

Operating expenses are favorable due to management action plans implemented to offset the revenue softness.

Business Update – FY09 Estimate

(In Millions)	Estimate	B/(W) FY08
	FY09	$	%
Total Revenues	$ 474.3	$ (16.5)	(3.4%)

Total Operating Expenses	387.5	5.1	1.3%

Operating Income	$ 86.8	$ (11.4)	(11.6%)
Operating Income Margin	18.3%	1.1 Pts

Variance vs. Prior Year

•

Revenues are unfavorable due to advertising revenue softness in the current economy and lower units sold, partially offset by 6 additional issues and cover price increases.

•

Operating expenses are favorable due to management action plans implemented partially offset by expenses for 6 additional issues.  FY08 operating expenses exclude $31.1 million provision for goodwill & intangibles.

EBITDA Reconciliation

	1st Half FY09	Estimate FY09
Operating income	54.5	86.8
Other income	0.6	1.5
Interest expense	(45.7)	(95.5)
Deferred debt costs	(5.6)	(12.5)
Pre-tax income	3.9	(19.6)
Provision for income taxes	2.9	3.5

Net income (loss)	1.0	(23.2)

Interest expense	45.7	95.5
Provision for income taxes	2.9	3.5
Depreciation and amortization	5.3	10.9
Amortization of deferred debt costs	5.6	12.5
Amortization of deferred rack costs	7.6	15.7

EBITDA	68.0	115.0

AMI Financial Results/Estimate – EBITDA & Bank EBITDA

(In Millions)	1st Half	FY09 B/(W) FY08		FY09 Est	FY09 B/(W) FY08
	FY09	$	%		$	%
EBITDA	68.0	(4.7)	(6.5%)	115.0	(11.4)	-9.0%

Add Backs	1.9	(3.3)	NM	2.9	(6.6)	(69.1%)

Bank EBITDA	$ 69.9	$ (8.0)	(9.4%)	$ 117.9	$ (18.1)	(13.5%)

AMI Liquidity - Fiscal Year 2009

(In Millions)
Cash and Debt Service
Cash balance @ November 3, 2008	$ 34.6
Term loan principal payments	$ 1.1	Due quarterly
Indenture interest payments	$ 21.2	Due November 1, 2008
Total Debt
Credit facility balance @ November 3, 2008	$ 439.6
Revolver balance @ November 3, 2008	$ 60.0	Fully Drawn
2009 Senior subordinated note balance @ November 3, 2008	$ 414.5
2011 Senior subordinated note balance @ November 3, 2008	$ 155.5
Total Debt	$ 1,069.6

AMI Overview

BONDHOLDER
DISCUSSION UPDATE

Bondholders discussion update

Terms if participating:		Terms if elect to not participate:
New Senior Subordinated Notes		Legacy Senior Sub. Notes
Amount:	$350 million	Borrowers:	OpCo
Tenor:	April 30, 2013	Amount:	TBD million
Ranking:	Senior Subordinated obligations of the Company	Tenor:	Same as current
Distribution:	144A	Ranking:	Senior Subordinated obligations
Issue Price:	$100	Distribution:	N/A
Pricing:	12.0% Cash / 2.0% PIK	Issue price:	N/A
Optional redemption:	103, 102, 101 and thereafter par	Pricing:	Same as current
Change of Control:	101 change of control put	Optional redemption:	Same as current
Covenants:

Substantially similar to Permanent Notes in AMOI current outstanding offer, including:

■

Limitations on: indebtedness, layering, liens, transaction with affiliates, subsidiary guarantees, conduct of business, restricted payments, restrictions on distributions from restricted subsidiaries, sales of assets, mergers and transfers of assets, CoC and reports to holders

		Change of Control:	None
		Covenants:	None, excluding September leverage test
		Conversion:	None
Other conditions:

■

Requires 98.0% participation in both 2009s and 2011s

■

Assuming 100% participation, 95% equity to bond holders/5% equity to sponsors

■

4 Board seats for bond holders

■

Drag and Tag along rights

■

No sale for 12 months without consent of existing equity holders; if EBITDA > $115mm, no sale for 18 months

■

Penny warrants to existing equity holders, which can convert into 20% of the amount of difference between (i) equity value of the Parent and Subsidiaries and (ii) $256.3 million

Current and pro forma capital structure

Capital Structure ($ million)	Current Cap			Proposed Cap
				Assumes 100% participation in Bond Transaction
	$ amount	xLTM 9/30/08 EBITDA	Covenant Leverage	$ amount	xLTM 9/30/08 EBITDA	Covenant Leverage

Cash	$ 21.4	—	—	$ 21.4	—	—
$60mm R/C due 1/2012	$ 20.0	0.16x		$ 20.0	0.16x
Term Loan B due 1/2013	439.6	3.43x		439.6	3.43x
Total Sr Secured Debt	$ 459.6	3.59x	3.43x	$ 459.6	3.59x	3.43x
New Sr Sub Notes due 2013	0.0	0.00x		350.0	2.73x
10.25% Sr Sub Notes due 5/2009	440.9	3.44x		0.0	0.00x
8.875% Sr Sub Notes due 1/2011	165.3	1.29x		0.0	0.00x
Total Debt	$ 1,065.9	8.32x	8.16x	$ 809.6	6.32x	6.16x
LTM Bank EBITDA	128.1			128.1
Capex	13.6			13.6
Excess Cash Flow [1]	23.9			33.7
Total Cash Interest (LIBOR Floor of 3.25%)	$ 90.9			$ 81.1
Bank Interest - with LIBOR FLOOR of 3.25%	$ 31.0			39.1
Interest Coverage - w LIBOR FLOOR @3.25%
Bank EBITDA / Cash Interest	1.41x			1.58x
(Bank EBITDA - Capex) / Cash Interest	1.26x			1.41x

1  Excess cash flow calculated as: LTM 12/31/08 Bank EBITDA - Taxes - Cash Interest - CapEx;

Note: Projections based on company model

Bondholder discussion update

Borrowers:	American media Operations, Inc.

	Facility	Amount	Maturity	Drawn Pricing	Undrawn
Facility Overview:	Revolving Credit Facility	$60.0 million	January 30, 2012	■ L+525bps[1]	■ 50bps
	Term Loan	$450.0 million[2]	January 30, 2013	■ L+525bps[1]
[1] LIBOR FLOOR OF 3.25%; [2] Outstanding as of 9/30/08 is $439.6mm
Security:	■ Same as existing
Guarantors:	■ Same as existing
Financial Covenants:	Substantially similar to existing, including: ■ Maximum Senior Secured Leverage at 4.75x
Mandatory Prepayments:	Substantially similar to existing, including: ■ Excess Cash Flow Sweep to be tightened in amount to be agreed ■ Other TBD
Change of Control:	■ Modify definition to permit the contemplated transaction
EBITDA Definition:	■ Modify definition to exclude certain add backs permitted under existing agreement
Amendment fees:	■ 100 bps